Goldman Sachs Financial Services Conference William H. Rogers Jr., Chairman and Chief Executive Officer, SunTrust Banks, Inc. December 8, 2015

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2014 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, the Company presents net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future revenue growth, investments, and future levels of the efficiency ratio are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in other periodic reports that we file with the SEC. Those factors include: as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; our framework for managing risks may not be effective in mitigating risk and loss to us; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; we are subject to certain risks related to originating and selling mortgages, and we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on our common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries. Important Cautionary Statement

3 Investment Thesis Why invest in SunTrust? Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

SunTrust Overview

Who is SunTrust?

- A leading financial institution focused on meeting clients' needs and improving their financial well-being
- Our organization is differentiated by:
  - A **Client First** culture and a **One Team** approach
  - Being the **right size**—large enough to compete with the largest banks while still being nimble
  - **Leading market shares** in high growth and densely populated markets in the Southeast and Mid-Atlantic
  - **Business diversity**—a strong regional bank with key national businesses and full product capabilities

Key Dimensions[1] (Rank[2])

Assets	\$187 B (11th)
Loans	\$134 B (9th)
Deposits	\$146 B (10th)
Branches	1,406 (8th)
ATMs	2,142 (10th)
Market Capitalization	\$22.1 B
Clients	~4.7 MM
Teammates[3]	24,124

Diverse Business Mix[4]

(by revenue)


Mortgage Banking 12%
Corporate & Investment Banking 20%
Commercial & Business Banking 14%
CRE: 3%
Retail Banking 32%
Private Wealth Management 12%
Consumer Lending 8%

Attractive Footprint

Deposit Market Share in Respective Top 10 MSAs[5]


13.7%
6.9%
SunTrust
Peer Median

Projected Population Growth of Deposit Footprint[6]


5.8%
3.3%
SunTrust
Peer Median

See Appendix slide #23 for footnotes

4
SUNTRUST

5 Strategic Consistency Key Strategies Evidence of Success 2011 Ongoing Meet More Client Needs 2011 – LTM CAGRs 11% Investment Banking Income 16% Credit Card Balances1 4% Client Deposits1 1 72% 63% 2011 YTD 15 Adjusted Tangible Efficiency Ratio2 Improve Efficiency 2 Optimize the Balance Sheet & Enhance Returns % Residential-Related Loans3 ROAA 3 38% 29% 2011 3Q 15 0.38% 1.03% 2011 YTD 15 Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 1. Based on average balances 2. GAAP efficiency ratios were 72.0% and 63.2% for 2011 and YTD 15, respectively. Please refer to appendix slide #20 for GAAP reconciliations 3. Includes guaranteed residential mortgages, non-guaranteed residential mortgages, home equity products, and residential construction loans based on period-end balances

6 $2.35 $2.67 YTD 14 YTD 15 $29.21 $31.75 3Q 14 3Q 15 0.58% 0.35% 3Q 14 3Q 15 0.39% 0.21% 4 3Q 15 Solid Progress on Key Fronts Tangible Book Value per Share2 Adjusted Earnings Per Share Net Charge-off Ratio Strong Asset Quality Improvement Nonperforming Loan Ratio Average Loan & Deposit Growth 2% 10% Loan Growth Client Deposit Growth Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position (growth rates represent 3Q 14 vs. 3Q 15) 1 1. Reported EPS for YTD 14 (9 months ended September 30, 2014) was $2.51. Please refer to appendix slide #21 for reconciliation to adjusted figures 2. Book values per common share were $40.85 and $43.65 for 3Q 14 and 3Q 15, respectively. Please refer to appendix slide #22 for GAAP reconciliations

7 72% 69% 65% 63% <63% < 60% 63.5% 62.9% 2011 2012 2013 2014 2015 Target Long-term Target YTD 14 YTD 15 Adjusted Tangible Efficiency Ratio1 Efficiency gains create capacity to invest in growth opportunities 15% reduction in adjusted noninterest expense Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 1. GAAP efficiency ratios were 72.0%, 59.3%, 71.2%, 66.7%, 66.0%, and 63.2% for 2011, 2012, 2013, 2014, YTD 14, and YTD 15, respectively. Please refer to appendix slide #20 for GAAP reconciliations

Balance Sheet Optimization

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

Comments

- Disciplined, enterprise-wide portfolio management process and return on capital framework
- $5.4 billion of loan sales since June 30, 2014
  - Includes $1 billion indirect auto securitization (June 2015)
- Strategic, targeted growth of Consumer Lending and C&I portfolios
  - Consumer direct: up 43% YoY[1]
  - Credit card: up 22% YoY[1]
  - C&I: up 6% YoY[1]

Diverse Loan Portfolio[2]



Residential Mortgage (non-guaranteed) 18%
Consumer Lending 13%
Home Equity 10%
CRE & Construction 6%
Guaranteed 4%
Commercial & Industrial 49%
Diversified across ~20 industry sectors and LOBs

Focus on Returns



0.96%
Adjusted ROAA[3]
7 bps
1.03%
ROAA
YTD 14
YTD 15

1. Based on average balances in 3Q 14 and 3Q 15
2. Data as of September 30, 2015. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction. Note: totals may not foot due to rounding
3. Reported return on average assets was 1.02%. Please refer to appendix slide #21 for the GAAP reconciliations

8
SunTrust

Wholesale Banking: CIB Spotlight

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

Unique Value Proposition

	SunTrust Robinson Humphrey	Universal Banks	Regional Banks	Boutique Firms
Full Product Capabilities	✓	✓	✗	✗
Industry Vertical Expertise	✓	✓	✗	✓
Middle Market Focus	✓	✗	✓	✓
One Team Approach	✓	✗	✓	✓
Balance Sheet	✓	✓	✓	✗

Consistent Strategy

1. Continue targeted build-out of product and industry expertise
2. Work diligently to acquire new clients and deepen existing relationships
3. Leverage One-Team approach to meet the capital markets needs of all SunTrust clients

Results in…

Strong Financial Performance

($ in millions)



$317
$466
11% CAGR
Investment Banking Income
2011
LTM

A More Diverse Revenue Stream

($ in millions)



$67
$151
24% CAGR
M&A / Equity Income[1]
2011
LTM

Strong Client Franchise



323
566
16% CAGR
Lead Bank Relationships
2011
3Q 15

1. Represents M&A, Equity Origination, and Equity Sales and Trading Income

9

SunTrust

Other Wholesale Banking

Strong & Diverse Franchise
Improving Returns & Efficiency
Investing in Growth Opportunities
Strong Capital Position

Commercial & Business Banking (CBB): Increase Focus on Advisory


Client
Relationship Manager
Corp. Finance Specialists
Industry Specialists
Product Experts

Dedicated experts partnering with local RM to deliver expertise to Commercial Banking clients


$10B
$1B
$150MM
$25MM
Client Size
Investment Banks: Large Corporate
STRH: Mid-Corporate
Regional Banks
Focus on Advisory
SunTrust CBB
Client Needs
Deposits / Treasury Mgmt.
Loans
Risk Mgmt Solutions
Capital Raising
Alt. Liquidity Solutions
Strategic Solutions
Advisory Solutions

CRE: Further Growth Capacity


6%
CRE % of Total Loans[1]
Opportunity
11%
SunTrust
Peer Median[2]

Treasury & Payments: Continue to Invest

Investments in Technology


1.0x
1.8x
2012
2015

Wholesale Banking Avg. Deposits

($ in billions)


$43.3
$51.2
18%
3Q 14
3Q 15

See Appendix slide #23 for footnotes

10

SunTrust

11 Enables… Consumer Banking: Omni-Channel Execution of Omni-Channel Strategy ATM Digital Contact Center Branch Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position See Appendix slide #23 for footnotes Improved Client Experience 1st place in Online Banking1 Top 5 in Mobile Banking, Digital Adoption, and Digital Strategy1 11.1% 14.6% 3Q 14 3Q 15 Increased Revenue Opportunities Digital Sales4 Reduced Cost to Serve 3 2 27% 30% 37% 48% Consumer Self-service Deposits Consumer Paperless Penetration 3Q 14 3Q 15

Consumer Lending Opportunities

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

LightStream

Overview

- National online consumer lending division of SunTrust focused on direct lending to super-prime clients
  - Average FICO score of 778
- Strong underwriting, compliance and fraud controls
- Competitive advantage: Application to close process is simple and fast

Outstanding Client Experience[1]

- Paperless, fast, no fees, no prepayment penalties and a competitive interest rate
  - Ability to provide same day funding
- Over 90% of clients surveyed would recommend LightStream to others
- 97% of payments are direct debit

Strong Growth


($ in millions)
$546
Average Balance
$1,567
3Q 14
3Q 15

Third Party Partnerships

- Primary partnership today: GreenSky
- Potential for additional partnerships in the future


($ in millions)
$701
Average Balance
$1,208
3Q 14
3Q 15

Consumer Credit Card


($ in millions)
$788
Average Balance
22%
$965
3Q 14
3Q 15

1. Data as of September 30, 2015

12
SunTrust

Mortgage Banking

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

Targeted Market Share Growth


1.2%
1.5%
Mortgage Origination Market Share[1]
3Q 14
3Q 15

Increase Servicing Portfolio

($ in billions, period-end balances)


$109
$122
12%
Servicing for Others UPB
3Q 14
3Q 15

Meeting More Client Needs

Strong YoY Growth Across Various Client Needs

- Credit Card Units — 212%
- Consumer Deposits — 66%
- Converted Referrals to PWM — 3X

Originate High Quality Mortgages

($ in billions)


$192.4
Loss Rate = ~3 bps
$0.05
Originations 1Q 09 - 3Q 15
Total Losses[2]

1. SunTrust Mortgage's closed loan volume as a percentage of the average of the total industry closed loan volume, as published by FHLMC, FNMA and the MBA
2. Total losses include net charge-offs for balance sheet loans and repurchase losses for sold loans (represents all loans originated from 1Q 09 through 3Q 15)

13

SunTrust

Technology Investments

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

SunTrust has made significant investments in technology since 2013, resulting in…

1 An Improved Client Experience

- Continued investment in digital banking capabilities
- LightStream
- Treasury & Payment Solutions upgrades
- SummitView (Private Wealth Management)

2 Executional Excellence

- Operational Excellence
  - ✓ New mortgage loan origination platform (2015)
  - ✓ New Wholesale Banking loan origination platform (in progress)
  - ✓ Teller system upgrade (2016)
  - ✓ Continued cyber security investments
- Sales Excellence
  - ✓ Upgraded Wholesale Banking CRM platform
  - ✓ Private Wealth Management advisor desktop tool

…and driving improved revenue growth opportunities and increased efficiency

14 SunTrust

15 Delivering the Bank CBB CIB CRE T&PS Wholesale Banking 8u Private Wealth CPWM 8u Mortgage Intra-segment  Roll-out of LightStream to branch network  Meeting capital markets needs of Commercial & CRE clients  Credit card offering to Mortgage clients at close  Commercial & Business Banking (CBB) referrals into PWM Inter-segment Key Examples Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position

16 One-Team Case Study  Syndicated & Leveraged Finance  Loan Sales & Trading  Financial Risk Management  Tax-Exempt Finance  Not-for-Profit Banking  Aging Services Industry Coverage  Real Estate Construction Administration  Treasury Management Working as One Team to Deliver the Bank Wholesale Banking Client Corporate & Investment Banking Commercial & Business Banking Commercial Real Estate Treasury & Payment Solutions $138,000,000 Tax-Exempt Senior Credit Facilities Left Lead Arranger & Bookrunner Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position

17 CCAR 2014 CCAR 2015 Quarterly Dividend Share Repurchase Strong Capital Position Supports Growth  LightStream (2012)  Lantana Oil & Gas Partners (2014)  MSR acquisitions ($21 billion UPB since January 2014) Increased Capital Returns M&A $0.20/ share $523MM $0.24/ share Up to $875MM over 5 quarters Fully Phased-in Tier 1 Common1 Stressed Capital Erosion2 Organic Growth 2.4% 4.0% SunTrust Traditional Banks Median #1 out of 18 Strong Capital Position Allows For… 9.9% Basel III CET1 $130.7 $132.8 3Q 14 3Q 15 Average Loans ($ in billions) 3 Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position See Appendix slide #23 for footnotes 1 2 3

18 Investment Thesis Why invest in SunTrust? Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position    

Appendix

Reconciliation of Efficiency Ratios

($ in millions)

	2011	2012	2013	2014	YTD 14	YTD 15
Reported (GAAP) Basis						
Reported Revenue - FTE	$8,600	$10,598	$8,194	$8,305	$6,262	$6,128
Reported Noninterest Expense[1]	6,194	6,284	5,831	5,543	4,133	3,872
Amortization	43	46	23	25	14	22
Efficiency Ratio	72.0%	59.3%	71.2%	66.7%	66.0%	63.2%
Tangible Efficiency Ratio	71.5%	58.9%	70.9%	66.4%	65.8%	62.8%
Adjusted Basis						
Reported Revenue - FTE	$8,600	$10,598	$8,194	$8,305	$6,262	$6,128
Adjustment Items:						
3Q-4Q 12 student / Ginnie Mae loan sale (losses)	-	(92)	-	-		
Fair value mark-to-market and securities gains/(losses)[2]	197	1,934	(2)	(1)	(5)	31
HARP 2.0 MSR valuation adjustment	(38)	-	-	-		
GSE mortgage repurchase settlements	-	-	(63)	-		
RidgeWorth sale	-	-	-	105	105	-
Legacy affordable housing recovery	-	-	-	-	-	18
Adjusted Revenue - FTE[3]	$8,441	$8,756	$8,260	$8,202	$6,162	$6,078
Reported Noninterest Expense	$6,194	$6,284	$5,831	$5,543	$4,133	$3,872
Adjustment Items:						
Legacy affordable housing impairment	10	96	-	28	28	-
Charitable contribution of KO shares	-	38	-	-		
Real estate charge	-	17	-	-		
Goodwill impairment	-	7	-	-		
Loss on debt extinguishment	(3)	16	-	-	-	24
Pension curtailment, net of 401(k) contribution	(60)	-	-	-		
Severance	27	40	-	-		
Impact of certain legacy mortgage legal matters	-	-	323	324	179	-
Mortgage servicing advances allowance increase	-	-	96	-		
Potential mortgage servicing settlement & claims expense	120	-	-	-		
Adjusted Expense[1,3]	$6,099	$6,070	$5,412	$5,190	$3,926	$3,847
Efficiency Ratio - Adjusted Basis	72.3%	69.3%	65.5%	63.3%	63.7%	63.3%
Tangible Efficiency Ratio - Adjusted Basis	71.7%	68.9%	65.3%	63.0%	63.5%	62.9%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Fair value items include debt, trading positions, auction rate securities, and certain mortgage loans
3. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions

Note: Totals may not foot due to rounding

20

SunTrust

Reconciliation of YTD 2014[1] EPS

Income Statement ($ in millions, except per-share data)	YTD 14[1] Reported Earnings	Impact from Significant YTD 14	YTD 14[1] Adjusted Earnings
NET INTEREST INCOME	$3,629		$3,629
Provision for Credit Losses	268		268
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	3,361		3,361
NONINTEREST INCOME			-
Service charges on deposit accounts	483		483
Trust and investment management income	339		339
Retail investment services	224		224
Other charges and fees	274		274
Investment banking income	296		296
Trading Income	141		141
Card fees	239		239
Mortgage production related income / (loss)	140		140
Mortgage servicing related income	143		143
Other noninterest income	260	105 [2]	155
Net securities gains	(11)		(11)
Total noninterest income	2,528	105	2,423
NONINTEREST EXPENSE			
Employee compensation and benefits	2,293		2,293
Net occupancy expense	254		254
Outside processing and software	535		535
Equipment expense	127		127
Marketing and customer development	91		91
Amortization/impairment of intangible assets/goodwill	14		14
Operating losses	268	179 [3]	89
FDIC premium/regulatory exams	109		109
Other noninterest expense	443		443
Total noninterest expense	4,134	179	3,955
INCOME BEFORE PROVISION FOR INCOME TAXES	1,755	(74)	1,829
Provision/(benefit) for income taxes	364	(155) [4]	519
NET INCOME INCLUDING INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	1,391	81	1,310
Net income attributable to noncontrolling interest	11		11
NET INCOME	1,380	81	1,299
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	1,343	81	1,262
EPS - DILUTED	$2.51	$0.16	$2.35
RETURN ON AVERAGE ASSETS	1.02%	0.06%	0.96%

1. YTD 2014 reflects the 9 months ended September 30, 2014
2. Reflects the pre-tax gain associated with the RidgeWorth sale
3. Reflects the pre-tax impact from the settlement of certain legacy mortgage matters
4. Reflects the income tax benefit related to the completion of a tax authority exam and the income tax benefit related to footnotes #1 and #2

Note: Totals may not foot due to rounding

21
SunTrust

22 Reconciliation of Tangible Book Value Per Share ($ in billions, except per-share data) 1. SunTrust presents a tangible book value per common share that excludes the after-tax impact of purchase accounting intangible assets and also excludes preferred stock. The Company believes this measure is useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity, as well as preferred stock (the level of which may vary from company to company), it allows investors to more easily compare the Company’s book value on common stock to other companies in the industry. Sep 30 Sep 30 2014 2015 Total shareholders' equity $22.3 $23.7 Goodwill, net of deferred taxes of $210 million and $237 million, respectively (6.1) (6.1) Other intangible assets, net of deferred taxes of $0 and $4 million, respectively, and MSRs (1.3) (1.3) MSRs 1.3 1.3 Tangible equity 16.1 17.5 Preferred Stock (0.7) (1.2) Tangible common equity $15.4 $16.3 Tangible book value per common share1 $29.21 $31.75

23 Footnotes Slide #4: 1. Assets, loans, deposits, branches, ATMs, and teammate data as of September 30, 2015; market capitalization as of November 30, 2015 2. Rank is amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of September 30, 2015. Deposit and branch rankings are sourced via FDIC deposit market share data, and are as of June 30, 2015, on a pro-forma basis. ATM rankings are sourced via SNL Financial and are as of September 30, 2015. 3. Represents full-time equivalent employees 4. Based on revenue over the 12 months ending September 30, 2015. Totals may not foot due to rounding 5. Source: SNL Financial, as of June 30, 2015, based on top 10 MSAs (by deposits) for each institution. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 6. Source: SNL Financial, as of October 28, 2015, based on five-year projected change (2016-2021). Deposit weighted by MSAs and counties not in any MSA’s Note: Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC Slide #11: 1. Source: Javelin Strategy & Research 2014 Digital Banking Experience Leaders (July 2014) 2. Self-service consumer deposit transactions include mobile, tablet and ATM (excludes direct deposit) 3. Refers to paperless statement adoption by consumer clients 4. Percentage of consumer sales that are digital Slide #10: 1. Includes investor-owned commercial real estate, commercial construction and land development, and multifamily loans. Source: Y-9C bank holding company data as of September 30, 2015 2. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC 3. Represents growth in expenses associated with investments in technology (including marketing, training, and consulting) Slide #17: 1. Please see page 73 of 3Q 15 10-Q to reconcile to GAAP CET1 Ratio 2. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2015 CCAR severely adverse scenario 3. CCAR 2015 Traditional Banks include BAC, BBT, BBVA, BMO, C, CFG, CMA, FITB, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION All Slides: Note: ‘YTD’ refers to the 9 months ended September 30. ‘LTM’ refers to the 12 months ended September 30, 2015.